         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

       SUPPLEMENT DATED DECEMBER 3, 2010 TO PROSPECTUSES DATED MAY 3, 2010

   Availability of Income Plus For Life 1.11 Series Riders on January 1, 2011

This Supplement applies to VENTURE(R) VARIABLE ANNUITY Contracts issued on or after May 3, 2010 and all VENTURE(R) 4 VARIABLE ANNUITY Contracts issued by John Hancock Life Insurance Company (U.S.A.) or John Hancock Life Insurance Company of New York (the "Contracts"). It supplements prospectuses dated May 3, 2010, for these Contracts.

You should read this Supplement together with the current prospectus for the Contract you have purchased, or are considering for purchase, (the "Annuity Prospectus") and retain all documents for future reference. We define certain terms in this Supplement. If a term is not defined in this Supplement, it has the meaning given to it in the Annuity Prospectus. If you would like another copy of the Annuity Prospectus, please contact our Annuities Service Center at 800-344-1029 or, in New York, at 800-551-2078 to request a free copy. You may also visit our website at www.jhannuities.com or www.jhannuitiesnewyork.com.

We are increasing the current fee for Income Plus For Life 5.09 Series Riders purchased ON AND AFTER JANUARY 1, 2011, and changing the name of these newly-purchased Riders to "Income Plus For Life 1.11 Series Riders." This change is effective after the close of business on December 31, 2010. In all other respects, the description of the Income Plus For Life 5.09 Series Rider contained in the Annuity Prospectus remains unchanged.

Accordingly, we revise the Annuity Prospectus:

1. Applicable to all Annuity Prospectuses:

     A. Except as otherwise indicated in this Supplement:

     - each reference to "Income Plus For Life 5.09 Series Rider(s)" refers to Riders purchased before January 1, 2011, and we replace or supplement such references, as appropriate for Riders purchased on and after January 1, 2011, with "Income Plus For Life 1.11 Series Rider(s)";

     - each reference to "Income Plus For Life 5.09 Rider(s)" refers to Riders purchased before January 1, 2011, and we replace or supplement such references, as appropriate for Riders purchased on and after January 1, 2011, with "Income Plus For Life 1.11 Rider(s)"; and

     - each reference to "Income Plus For Life 5.09 - Joint Life Rider(s)" refers to Riders purchased before January 1, 2011, and we replace or supplement such references, as appropriate for Riders purchased on and after January 1, 2011, with "Income Plus For Life - Joint Life 1.11 Rider(s)."

     B. In "III. Fee Tables":

     We supplement the "Other Account Fees deducted from Contract Value" table and footnotes with the following:

          OTHER ACCOUNT FEES DEDUCTED FROM CONTRACT VALUE

          Optional Guaranteed Minimum Withdrawal Benefit Riders (You may select only one of the following. We deduct the fee on an annual basis from Contract Value.)

                INCOME PLUS               INCOME PLUS
              FOR LIFE 1.11(1)   FOR LIFE - JOINT LIFE 1.11(2)
              ----------------   -----------------------------
Maximum Fee         1.20%                    1.20%
Current Fee         1.00%                    1.00%

(1) The current charge for the Income Plus For Life 1.11 Rider is 1.00% of the Adjusted Benefit Base. We reserve the right to increase the charge up to a maximum charge of 1.20% on new Contracts, and we reserve the right to increase the charge up to a maximum charge of 1.20% on existing Contracts if the Benefit Base is stepped up to equal the Contract Value, or if you select the Rider after the Contract is issued.

(2) The current charge for the Income Plus For Life - Joint Life 1.11 Rider is 1.00% of the Adjusted Benefit Base. We reserve the right to increase the charge to a maximum charge of 1.20% if the Benefit Base is stepped up to equal the Contract Value.

     C. In "VI. Optional Benefits" - "Rider Fees":

     We add the following new second paragraph:

FEE FOR INCOME PLUS FOR LIFE 1.11 SERIES RIDERS. The current fee is equal to 1.00% of the Adjusted Benefit Base. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Contract Anniversary) increased by any Additional Purchase Payments that we applied to the Benefit Base during the Contract Year prior to the current Contract Anniversary. We reserve the right to increase either the Income Plus For Life 1.11 or Income Plus For Life - Joint Life 1.11 fee on the effective date of each Step-Up. In such a situation, neither fee will ever exceed 1.20%.

2. Applicable to the Venture(R) Variable Annuity Prospectus only (in addition to the changes referenced above):

     A. In Appendix C: "John Hancock USA Annuity Exchange Program":

In "Fees Deducted from Contract Value for Optional Benefits" located in the tables on pages C-4 and C-5, we change the Current fee from 0.90% to 1.00%.

     B. In Appendix D: "Additional Availability of Guaranteed Minimum Withdrawal Benefit Riders":

In the section entitled "How does my purchase of a new guaranteed minimum withdrawal benefit Rider affect Rider fees?" we change the Current Fee from 0.90% to 1.00%.

3. Applicable to the Venture(R) 4 Variable Annuity Prospectus only (in addition to the changes referenced above):

In now entitled Appendix C: "Additional Availability of Income Plus For Life
1.11 Series Riders," in now entitled subsection "How does my purchase of a new Income Plus For Life 1.11 Series Rider affect Rider fees?" we change the current fee from 0.90% to 1.00%.

You should retain this Supplement for future reference.

                        SUPPLEMENT DATED DECEMBER 3, 2010

12/03/10:    333-70728
             033-79112
            333-162244
            333-162245


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